UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934,

Date of Report (Date of earliest event reported)      September 30, 2005
                                                      --------------------------




                                The Alpine Group, Inc.
                (Exact name of registrant as specified in its charter)

          DELAWARE                000-02249                    22-1620387
--------------------------------------------------------------------------------
     (State or Other         (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                    Identification Number)
      Incorporation)



                             One Meadowlands Plaza
                       East Rutherford, New Jersey 07073
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code    (201) 549-4400
                                                      --------------------------

Check the appropriate box below if the form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to
Rue 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
--------------------------------------------------------------------------------

ITEM 8.01  OTHER EVENTS

(a) On September 30, 2005, The Alpine Group, Inc. ("Alpine") issued a press release relating to the asset purchase agreement (the "Asset Purchase Agreement") entered into between Essex Electric Inc. ("Essex"), Alpine's 84% owned subsidiary and Southwire Company. Such press release was reported on, and included as an exhibit to, Alpine's Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 6, 2006. Such press release is incorporated by reference herein.

(b) Essex has posted on its website a letter to its customers regarding the sale of substantially all of Essex's assets as contemplated by the Asset Purchase Agreement. A copy of that letter is attached hereto as Exhibit 99.1.




IMPORTANT LEGAL INFORMATION. Investors and holders of stock of Alpine are urged to read the proxy statement to be filed by Alpine (which will contain a list of the names, affiliations and interests of participants in the solicitation of proxies) regarding the proposed transaction pursuant to the Asset Purchase Agreement when it becomes available, because it will contain important information. The proxy statement will be filed with the U.S. Securities and Exchange Commission by Alpine, and investors and holders of Alpine stock may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC by Alpine, at the SEC's website at www.sec.gov. The proxy statement and other documents relating thereto filed with the SEC by Alpine may also be obtained for free by directing a request to The Alpine Group, Inc., One Meadowlands Plaza, Suite 801, East Rutherford, New Jersey 07073, Attn:
Office of the General Counsel.


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


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

Alpine's Press Release, dated September 20, 2005 (incorporated by reference to
Exhibit 10.3 to Alpine's Current Report on Form 8-K, dated October 6, 2005)

Letter from Essex Electric Inc. to its customers (filed herewith as
Exhibit 99.1)
------------



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


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2005


                                    By: /s/ Stewart H. Wahrsager
                                    ---------------------------------------
                                    Senior Vice-President,
                                    General Counsel and Corporate Secretary


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


Exhibit 99.1

                        [Essex Electric Inc. Letterhead]

                                                                     Harold Karp
                                                                       President
                                                             Essex Electric Inc.
                                                       Standard Federal Building
                                                                       Suite 700
                                                               200 East Main St.
                                                       Fort Wayne, IN 46802-1914
                                                              Tel: (260)461-5660
                                                              Fax: (260)461-5666

October 20, 2005

Dear Valued Customer,

As I'm sure you've heard, an agreement has been reached between Essex Electric and Southwire for Southwire to purchase Essex Electric's building wire manufacturing business. The purpose of this letter is to give you some details about the transaction.

First, let me begin by saying thank you for the continued support of Essex through our restructuring since December 2002. We are proud to say that we have accomplished most of the commercial and operational goals over the last few years and your continued support was a key factor in allowing us to accomplish those goals. We have worked diligently to be a good supplier and partner for your business and we have strived to always meet our commitments. Essex Electric was interested in expanding our business and geographic footprint through an acquisition, however, no viable opportunity surfaced. This transaction is in the best interest of the Alpine stockholders and the Essex Electric customers. The closing is expected to take place during January as it will take a few months for the Alpine Group to obtain SEC and then shareholder approval for the transaction.

It is important to note that we will run our business as normal during the transition period. We will continue to support you as we always have with industry best quality, service and competitive pricing. We will continue to take and fill orders throughout the entire transition period. All manufacturers' reps remain under contract with Essex Electric through the transaction date. Our customer service, inside sales and pricing department personnel will remain intact through the transaction date. There will be a number of Essex personnel staying on through the 1st quarter 2006 to assist you with questions or problems that may arise. Southwire will assume all Essex backlog at closing and will honor all pricing and commission agreements for those orders. Essex will collect all open receivables in place at closing and will pay all outstanding rebates owed.

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


It is our intent to make this a very smooth transition for all our customers. We will assist you in any way we can to ensure your supply of product is uninterrupted after the transaction date. I must remind you that although we expect this transaction to have no impact on our normal course of business, our industry is currently experiencing challenging times. Comex prices at historical highs, copper rod shortages, resin supplier allocations and carrier shortages are negatively impacting all suppliers' service performance through all channels and markets. We are maintaining a high sense of urgency to deal with these issues as best we can and not make commitments that we cannot keep.

We will keep you informed of events and issues that may arise up to and through the transaction date. We appreciate your continued support of Essex Electric during the remainder of 2005. Please contact me or any of the Essex sales/customer service team if you have questions or concerns.

Very truly yours,
/s/ Harold Karp


                        * * * * * * * * * * * * * * * * * * * *


IMPORTANT LEGAL INFORMATION. Investors and holders of stock of The Alpine Group, Inc., a Delaware corporation having a 84% interest in Essex, are urged to read the proxy statement to be filed by Alpine (which will contain a list of the names, affiliations and interests of participants in the solicitation of proxies) regarding the proposed transaction when it becomes available, because it will contain important information. The proxy statement will be filed with the U.S. Securities and Exchange Commission by Alpine, and investors and holders of Alpine stock may obtain a free copy of the proxy statement when it becomes available, and other documents filed with the SEC by Alpine, at the SEC's website at www.sec.gov. The proxy statement and other documents relating thereto filed with the SEC by Alpine may also be obtained for free by directing a request to The Alpine Group, Inc., One Meadowlands Plaza, Suite 801, East Rutherford, New Jersey 07073, Attn: Office of the General Counsel.

                        * * * * * * * * * * * * * * * * * * * *



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